SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report - July 8, 1996

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


    Pennsylvania                0-19214            23-2415179
- - - ---------------------------    -------------      -----------
State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                     17552-0567
- - - ---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)


 Registrant's telephone number including area code: (717) 653-1441
                                                    --------------

                                N/A
- - - -----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           The Registrant hereby files its Amended Articles of Incorporation and Amended Bylaws. See
           Item 7 and Exhibits 3(i) and 3(ii) below.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           Exhibits:

           3(i)   Amended Articles of Incorporation of the
                  Registrant.

           3(ii)  Amended Bylaws of the Registrant.

Item 8.    Change in Fiscal Year.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                               (Registrant)


Dated: July 8, 1996          /s/ William E. Eby
                             ----------------------------------
                             William E. Eby, President &
                             Chief Executive Officer
                             (Principal Executive Officer)

                             /s/ Clement M. Hoober
                             ---------------------------------
                             Clement M. Hoober,
                             Chief Financial Officer
                             (Principal Financial and
                             Accounting Officer)

:60048